UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

HPS CORPORATE LENDING FUND

(Exact name of Registrant as specified in Its Charter)

Delaware	814-01431	87-6391045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 33rd Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-6767

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 15, 2025 (the “Amendment Date”), HPS Corporate Lending Fund (the “Fund”) entered into that certain Seventh Amendment to Loan and Servicing Agreement (the “Amendment”) with HLEND Holdings A, L.P., as borrower (the “Borrower”), Morgan Stanley Bank, N.A. and Canadian Imperial Bank of Commerce, as lenders, and Morgan Stanley Senior Funding, Inc., as administrative agent (the “Agent”), amending that certain Loan and Servicing Agreement, dated as of February 3, 2022, among the Fund, as the servicer, the Borrower, U.S. Bank Trust Company, National Association, as collateral agent, the Agent, and the lenders from time to time party thereto (as amended and/or supplemented prior to the Amendment Date, the “Credit Agreement”). The revolving credit facility to which the Credit Agreement relates, as amended by the Amendment, is referred to herein as the “Amended Credit Facility.” Capitalized terms used herein shall have the meanings in the Credit Agreement, as amended by the Amendment.

The Amended Credit Facility, among other things, (i) adjusts the Applicable Margin to a blended rate based on the percentage of the aggregate Outstanding Balance that are liquid loans, subject to a floor of 1.90% (with the Applicable Margin increasing by an additional 0.10% per annum during the Amortization Period), (ii) creates a class of assets to be included in the Borrowing Base that do not require further lender approval, so long as such assets meet specific criteria and sets forth advance rates with respect to such assets, (iii) increases the facility amount to $1,250,000,000, (iv) extends the Stated Maturity to May 15, 2030, and (v) extends the Commitment Termination Date to May 11, 2028.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation.

The information included under Item 1.01 above regarding the Amendment and the Credit Agreement is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1*	Seventh Amendment to Loan and Servicing Agreement, dated May 15, 2025, by and among HLEND Holdings A, L.P., as borrower, HPS Corporate Lending Fund, as servicer, Morgan Stanley Bank, N.A. and Canadian Imperial Bank of Commerce, as lenders, and Morgan Stanley Senior Funding, Inc., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: May 16, 2025	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer and Principal Accounting Officer